UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2016

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7 Hamilton Landing, Suite 100

Novato, CA 94949

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 408-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information included in Item 1.02 below is incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement

On October 5, 2016, Raptor Pharmaceutical Corp. (the “Company” or “Raptor”) entered into a Note Redemption Agreement (the “Note Redemption Agreement”) with Healthcare Royalty Partners II, L.P., HCRP Overflow Fund, L.P. and MOLAG Healthcare Royalty, LLC (each, a “Holder,” and together, the “Holders”). The Note Redemption Agreement provides, among other things, that subject to the consummation of the Merger (as defined below), the Company will repurchase for an aggregate redemption price of $72 million all outstanding 8.0% Convertible Senior Notes due 2019 (the “Notes”) issued to the Holders by the Company pursuant to that certain Convertible Note Purchase Agreement, dated as of July 1, 2014 (the “Note Purchase Agreement”), by and among the Company, Raptor Pharmaceuticals Inc. (the “Guarantor”) and the Holders. The Note Redemption Agreement further provides that, upon the redemption of the Notes, the Note Purchase Agreement shall be terminated and the Company’s and the Guarantor’s obligations thereunder and under the Notes shall be satisfied and discharged. The foregoing description is qualified in its entirety by reference to the Note Redemption Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Note Redemption Agreement was entered into in connection with that certain Agreement and Plan of Merger, dated as of September 12, 2016 (the “Merger Agreement”), by and among the Company, Horizon Pharma plc (“Parent”) and Misneach Corporation (“Merger Sub”), which provides, among other things, that subject to the tender of a majority of the outstanding shares of Raptor common stock and the satisfaction or waiver of the other conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Raptor (the “Merger”), with Raptor continuing as the surviving corporation and an indirect wholly owned subsidiary of Parent. The foregoing description is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on September 12, 2016, and is incorporated herein by reference.

Cautionary Statement regarding Forward Looking Statements

The statements included in this report that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements and are based on Raptor’s current beliefs and expectations. These forward-looking statements include without limitation statements regarding the redemption of the Notes and the termination of the Company’s and the Guarantor’s obligations under the Note Purchase Agreement and under the Notes. Raptor’s actual future results may differ materially from Raptor’s current expectations due to the risks and uncertainties inherent in its business. These risks include, but are not limited to: the possibility that various closing conditions to the Merger may not be satisfied or waived; and risks and uncertainties pertaining to the business of Raptor, including the risks and uncertainties detailed under “Risk Factors” and elsewhere in Raptor’s public filings with the SEC.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Raptor undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Note Redemption Agreement, dated as of October 5, 2016, by and among Raptor Pharmaceutical Corp., Healthcare Royalty Partners II, L.P., HCRP Overflow Fund, L.P. and MOLAG Healthcare Royalty, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2016	RAPTOR PHARMACEUTICAL CORP.

By:
/s/ Julie Anne Smith
Julie Anne Smith
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Note Redemption Agreement, dated as of October 5, 2016, by and among Raptor Pharmaceutical Corp., Healthcare Royalty Partners II, L.P., HCRP Overflow Fund, L.P. and MOLAG Healthcare Royalty, LLC.